UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Variable Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.            Reports to Stockholders.

Semi-Annual Report

JUNE 30, 2009

Overseas Variable Fund

ADVISED BY ARNHOLD AND S. BLEICHROEDER ADVISERS, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4

Letter from the Global Value Team Portfolio Managers	6

Management's Discussion of Fund Performance	8

Fund Overview	10

Schedule of Investments	12

Statement of Assets and Liabilities	22

Statement of Operations	24

Statement of Changes in Net Assets	26

Financial Highlights	28

Notes to Financial Statements	30

Fund Expenses	42

General Information	44

Additional Information	45

Letter from the President

Dear Fellow Shareholders,

Since my last letter six months ago markets around the world have continued along a volatile path. Through February most global markets seemed to be in a consistent state of decline. Then on March 9th domestic markets began to rise off the bottom and many thought this could be the first sign of recovery. At First Eagle we believe that the future is still very uncertain and we continue to worry first and foremost about what could go wrong. In our opinion, we have yet to see the complete ramifications of the extraordinary actions taken by global governments in an effort to restore both liquidity and consumer confidence.
This does not mean that we are doom-sayers though.

As I look across the industry, many investors experienced a loss during the last 18 months, some more significant than others. We believe the majority of our losses are temporary in nature and over the long-term we think we will recover most, if not all, of the loss of capital experienced by our clients. Our primary goal remains focused on preserving capital over time for our shareholders.

We continue to manage assets with an unwavering adherence to intelligent value investing. Our portfolio management and analyst teams search the globe for high quality businesses with strong balance sheets trading at a discount to our estimate of intrinsic value. Currently, we are able to find new opportunities and add to existing positions in a variety of sectors, countries and across the entire capital structure due to what we believe are depressed valuations which further add to the potential for future value creation in our portfolio.

I am pleased to say that the Global Value Team is stronger than it has ever been. Jean-Marie Eveillard officially transitioned to a senior advisory role on March 26th. He remains a Senior Vice President of Arnhold and S. Bleichroeder Advisers, LLC as well as a Trustee of the First Eagle Funds. Since early September he has worked closely with the portfolio management team and we expect that the dialogue will continue. We also recently announced that Senior Analyst Elizabeth Tobin has re-joined the team. Elizabeth and Jean-Marie worked together for over 15 years. She brings tremendous expertise to the team

John P. Arnhold

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

and her temperament is that of a true value investor. The Global Value Team led by Matthew McLennan is deep and the spirit of value investing has never been more palpable.

Please be assured that your investments will continue to be managed in the same diligent manner as they have been. We are grateful for the confidence that you continue to place in our firm.

Sincerely,

John P. Arnhold

President

August 2009

"Our primary goal remains focused on preserving capital over time for our shareholders."

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Letter from the Global Value Team Portfolio Managers

There is often wisdom in sailing a steady course despite stormy waters. When markets are unusually volatile many feel a tendency to zig and zag trying to be ahead of each development in sentiment. For those who try to speculate on market sentiment, the past six months would have been a challenge: in February the chorus was "isn't it obvious that we're in a deflationary spiral and shouldn't one own all bonds"; in April the chorus was "isn't it obvious that the authorities are reflating and shouldn't one own all levered equities". The truth is that it is never obvious—nobody has a perfect crystal ball. When all the past six month's market gyrations are fully accounted for, the Fund sailed a steady course with low turnover and returned a handful of percentage points. Sometimes it is better to simply watch the grass grow than to frenetically mow the lawn every week!

We exist in a world where the range of potential future outcomes is broad. Governments in many countries are taking on debt at a rapid rate as they grow their economic influence; on the one hand, banks are scrambling to recapitalize in developed markets and, on the other hand, banks are rapidly expanding balance sheets in some emerging markets and to add to the mix the central banks of the world are expanding the definition of what constitutes lender of last resort with a suite of unconventional market interventions. With deleveraging and rising unemployment each having a life of their own, current deflationary forces are strong yet the second order effects of all this government medicine may be to produce more future inflation. Thus there is paradoxically more risk of both deflation and inflation depending on one's time horizon and even today we see some signs of both co-existing with inflation in food and energy prices over the past few months even as real estate prices continue to deflate. Our sense of the possibilities is foggier than usual.

When one's time horizon is short, cash provides stability against a backdrop of uncertainty but as one's horizon lengthens to years from months this stability is exposed as illusory due to inflation, currency debasement and taxes. As long term investors, our approach to dealing with the current uncertainty is to be primarily owners of enterprise favoring those we believe have entrenched market position, latency in potential cash flows, prudent management, strong balance sheets and most importantly modest prices. We believe such businesses can better endure the current storm and can better sustain real purchasing power over the long term. We are not 100% fully invested—we typically like to have some deferred purchasing power because we fundamentally acknowledge the world as uncertain and hope that when we least expect it opportunity will come knocking in some corner of the globe. Importantly, a good part of our deferred

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Pictured: (from left to right) Abhay Deshpande, Matthew McLennan and Jean-Marie Eveillard

purchasing power remains in gold and gold equities. With interest rates low, government credit weakening and a global race to devalue currencies in order to protect domestic profits a possibility, we believe that the opportunity cost of holding gold as money is reasonable despite gold's strength in recent years.

Our analysts are as busy as ever unearthing opportunities in a world of lower prices but also willing to realistically move on where either fundamentals have eroded or new risks are emerging. Their focus and open-minded calm in the storm has been impressive.

Matthew McLennan

Portfolio Manager

Abhay Deshpande

Portfolio Manager

Jean-Marie Eveillard

Senior Adviser

August 2009

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Management's Discussion of Fund Performance

Developed markets around the world were mostly unchanged in the first half of 2009, while emerging markets rose materially. The Nikkei 225 Index was a bright spot, rising 12% during the six-month period. The German DAX Index was flat and the French CAC 40 Index fell 2%. The MSCI World Index rose 6% during the six-month period while in the U.S. the S&P 500 Index rose 3%. Crude oil rose to $70 a barrel which is still well below the peak of $140 a barrel reached last June. The U.S. dollar weakened by almost 1% against the euro and it rose 6% against the Japanese yen. Gold rose to $927 per ounce from $882 at the end of last year.

The net asset value of the Fund's shares rose 5.96% for the six-month period compared to the MSCI EAFE Index which rose 7.95% during the period. The Fund's cash position was 21.0% on June 30, 2009.

The five largest contributors to the performance of First Eagle Overseas Variable Fund over the period were Malaysia Airport Holdings Berhad (airport maintenance, Malaysia), Franco-Nevada Corporation (precious metals, Canada), Fresnillo PLC (silver & gold mining, Mexico), Kuehne & Nagel International AG (freight transportation, Switzerland) and Compal Electronics, Inc., (computer manufacturer, Taiwan) collectively accounting for 3.64% of this period's performance.

The five largest detractors were Nissay Dowa General Insurance Company Limited (insurance, Japan), Secom Company Limited (security services, Japan), Chofu Seisakusho Company Limited (building products, Japan), NSC Groupe (machinery manufacturer, France) and Astellas Pharma, Inc. (pharmaceuticals, Japan). Their combined negative performance over the six-month period subtracted 2.61% from the Fund's performance.

As of June 30, 2009, we were approximately 30% hedged versus the Japanese yen. We were also approximately 60% hedged versus the euro.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Overseas Variable Fund

Our focus has always been, and remains, on preservation of capital. We continue to search the globe for mispriced securities and believe the discounts to intrinsic value have widened as a result of the decline in overseas markets.

As always, we appreciate your confidence and thank you for your support.

Matthew McLennan

Portfolio Manager

Abhay Deshpande

Portfolio Manager

Jean-Marie Eveillard

Senior Adviser

August 2009

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Fund Overview | Data as of June 30, 2009 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven approach seeks to minimize risk by focusing on undervalued securities.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Variable Fund	-11.13%	10.61%	15.30%
MSCI EAFE Index	-31.35	2.31	1.18
Consumer Price Index	-1.43	2.60	2.64

Asset Allocation

Countries

Japan	27.42%
France	15.18
United States	5.61
Switzerland	5.51
Malaysia	3.19
Canada	2.59
Mexico	2.51
Germany	2.49
South Korea	2.18
Thailand	2.00
Hong Kong	1.84
Singapore	1.69
Italy	1.54
Taiwan	1.31
South Africa	0.99
Brazil	0.89
Netherlands	0.67
Greece	0.66
United Kingdom	0.38
Papua New Guinea	0.31
Chile	0.28
Australia	0.21
Belgium	0.19

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Overseas Variable Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings

Gold Bullion (precious metal)	5.61%
Secom Company Limited (Japanese security services provider)	2.37
Fanuc Limited (Japanese industrial manufacturing company)	2.14
Nissay Dowa General Insurance Company Limited (Japanese insurance company)	2.08
Malaysia Airports Holdings Berhad (Malaysian airport management company)	2.01
Sanofi-Aventis SA (French health care company)	1.91
SMC Corporation (Japanese automated control devices manufacturer)	1.80
Astellas Pharma, Inc. (Japanese pharmaceutical company)	1.79
Keyence Corporation (Japanese sensors manufacturer)	1.72
Sodexo (French food management company)	1.69
Total as a Percentage of Net Assets	23.12%

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

First Eagle Overseas Variable Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—68.47%
Australia 0.21%
405,710	Spotless Group Limited	$1,457,742	$739,163
Belgium 0.19%
85,530	RHJ International (a)	929,737	545,857
46,773	Deceuninck NV (a)	736,086	125,964
		1,665,823	671,821
Brazil 0.89%
93,670	Petroleo Brasileiro SA , ADR	2,215,689	3,124,831
Canada 2.03%
180,000	Franco-Nevada Corporation	2,970,470	4,328,732
56,479	EnCana Corporation	2,042,237	2,794,016
		5,012,707	7,122,748
Chile 0.28%
535,000	Quinenco SA (b)	346,948	983,734
France 13.17%
114,028	Sanofi-Aventis SA	8,978,091	6,696,748
115,991	Sodexo	4,038,719	5,953,004
50,012	Neopost SA	4,449,532	4,489,909
38,071	Robertet SA	4,870,662	3,924,923
88,388	Rémy Cointreau SA	3,535,275	3,198,619
48,820	Société BIC SA	3,126,973	2,801,410
29,692	Air Liquide SA	3,370,125	2,711,669
50,237	Total SA	2,943,552	2,711,491
52,250	Cie Generale d'Optique Essilor International SA	1,963,754	2,490,343
26,010	Guyenne et Gascogne SA	2,240,031	2,257,199
23,580	Laurent-Perrier	1,740,700	1,620,650
32,880	Société Foncière Financière et de Participations	4,204,902	1,560,211
1,569	Sucrière de Pithiviers-Le-Vieil	878,902	1,393,080
34,160	Wendel	1,667,930	1,102,034
26,499	NSC Groupe (b)	2,015,952	966,390
22,044	Carrefour SA	1,356,983	940,587
25,040	Zodiac Aerospace	1,239,300	813,434
9,220	Gaumont SA	814,112	491,691
8,840	Sabeton SA	100,102	135,154
		53,535,597	46,258,546

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Schedule of Investments | Six-Month Period Ended June 30, 2009 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—68.47%—(continued)
Germany 2.06%
54,960	Fraport AG	$2,281,371	$2,350,464
160,400	Tognum AG	2,712,819	2,105,861
102,115	Deutsche Wohnen AG (a)	1,754,061	1,423,722
18,599	Pfeiffer Vacuum Technology AG	1,747,837	1,362,571
		8,496,088	7,242,618
Greece 0.66%
237,940	Jumbo SA	2,258,861	2,329,552
Hong Kong 1.84%
1,855,240	Wheelock & Company Limited	3,309,233	4,782,867
195,670	Guoco Group Limited	2,278,417	1,686,527
		5,587,650	6,469,394
Italy 1.54%
397,580	Italcementi S.p.A. RSP	3,849,944	2,333,831
68,340	Italcementi S.p.A.	1,275,606	779,798
45,886	Italmobiliare S.p.A. RSP (a)	2,342,059	988,601
22,033	Italmobiliare S.p.A. (a)	2,106,248	741,092
141,323	Gewiss S.p.A.	375,642	572,875
		9,949,499	5,416,197
Japan 27.42%
204,660	Secom Company Limited	9,069,325	8,326,593
93,540	Fanuc Limited	7,714,044	7,533,683
1,510,720	Nissay Dowa General Insurance Company Limited	8,735,109	7,306,648
58,760	SMC Corporation	6,987,515	6,336,444
177,080	Astellas Pharma, Inc.	7,126,580	6,285,559
29,510	Keyence Corporation	5,751,583	6,033,700
261,848	Chofu Seisakusho Company Limited	4,957,809	5,351,102
132,060	Shimano, Inc.	2,692,526	5,057,617
42,190	Hirose Electric Company Limited	4,799,971	4,510,192
89,000	Ono Pharmaceutical Company Limited	3,416,841	3,944,266
179,760	Nitto Kohki Company Limited	3,650,071	3,589,603
234,630	MISUMI Group, Inc.	4,098,498	3,319,156
367,500	Temp Holdings Company Limited	4,773,902	3,028,490
91,100	Canon, Inc.	4,204,625	2,987,815
161,994	Secom Joshinetsu Company Limited	3,360,929	2,789,289

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Overseas Variable Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—68.47%—(continued)
Japan 27.42%—(continued)
89,994	SK Kaken Company Limited	$2,621,091	$2,311,730
257,100	OSG Corporation	2,141,160	2,185,417
302,100	Japan Wool Textile Company Limited	2,358,969	2,088,205
305,000	Nipponkoa Insurance Company Limited	1,806,312	1,779,035
96,005	Nagaileben Company Limited	1,689,020	1,748,716
141,300	T. Hasegawa Company Limited	2,098,060	1,696,773
173,000	Sompo Japan Insurance, Inc.	1,354,675	1,159,917
63,940	AS One Corporation	1,332,046	1,146,739
141,600	Chubu-Nippon Broadcasting Company Limited	1,434,053	1,144,851
62,900	Meitec Corporation	1,883,974	1,087,612
129,000	Kansai Paint Company Limited	816,735	927,836
29,400	Ryosan Company Limited	640,984	692,662
105,000	Nippon Thompson Company Limited	481,891	549,248
41,800	Seikagaku Corporation	286,101	460,733
100,000	Shingakukai Company Limited	685,580	351,842
63,040	Sansei Yusoki Company Limited	464,414	294,427
24,730	Aderans Holdings Company Limited	284,379	291,575
44	Mandom Corporation	1,015	998
		103,719,787	96,318,473
Malaysia 3.02%
7,595,580	Malaysia Airports Holdings Berhad	7,296,378	7,044,549
2,212,475	Genting Berhad	4,374,501	3,556,326
		11,670,879	10,600,875
Mexico 2.51%
244,260	Industrias Peñoles S.A.B. de C.V.	1,598,004	3,941,991
310,040	Fresnillo PLC	2,112,797	2,651,357
92,770	Grupo Televisa SA , ADR	1,579,169	1,577,090
187,450	Grupo Televisa S.A.B. CPO	625,714	635,568
		5,915,684	8,806,006
Netherlands 0.30%
33,080	Heineken Holding NV	1,121,704	1,050,489
Papua New Guinea 0.31%
452,590	Lihir Gold Limited (a)	1,054,266	1,076,323

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Schedule of Investments | Six-Month Period Ended June 30, 2009 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—68.47%—(continued)
Singapore 1.33%
949,930	Haw Par Corporation Limited	$2,793,427	$3,004,509
1,116,860	Singapore Airport Terminal Services Limited	1,160,995	1,681,403
		3,954,422	4,685,912
South Africa 0.99%
168,500	Harmony Gold Mining Company Limited , ADR (a)	1,858,652	1,738,920
143,000	Gold Fields Limited , ADR	1,844,024	1,723,150
		3,702,676	3,462,070
South Korea 0.92%
5,900	Nong Shim Company Limited	1,579,573	1,060,560
1,478	Nong Shim Holdings Company Limited	134,492	76,803
56,450	Fursys, Inc.	1,481,422	1,012,506
1,260	Lotte Confectionery Company Limited	532,025	989,050
13,099	Daeduck GDS Company Limited	118,124	89,250
		3,845,636	3,228,169
Switzerland 5.51%
94,758	Pargesa Holding SA	5,135,303	5,912,836
67,996	Kuehne & Nagel International AG	2,939,008	5,325,535
121,310	Nestlé SA	3,529,322	4,568,593
11,405	Rieter Holding AG (a)	1,930,897	1,910,368
673	Lindt & Spruengli AG	2,008,536	1,257,365
2,000	Edipresse SA	675,882	358,750
		16,218,948	19,333,447
Taiwan 0.91%
3,947,376	Compal Electronics, Inc.	4,006,774	3,206,265
Thailand 2.00%
31,917,272	Thai Beverage PCL	5,474,877	4,738,934
607,815	Bangkok Bank PCL NVDR	1,990,517	1,926,740
21,700	Bangkok Bank PCL	70,551	71,335
20,000	OHTL PCL (b)	88,922	292,926
		7,624,867	7,029,935

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Overseas Variable Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—68.47%—(continued)
United Kingdom 0.38%
40,597	Anglo American PLC	$1,726,944	$1,177,380
10,529	Spirax-Sarco Engineering PLC	137,730	146,056
		1,864,674	1,323,436
	Total International Common Stocks	255,226,921	240,480,004
International Preferred Stocks—1.69%
Germany 0.43%
20,062	Hornbach Holding AG	1,583,776	1,482,977
South Korea 1.26%
14,475	Samsung Electronics Company Limited	2,575,900	4,431,296
	Total International Preferred Stocks	4,159,676	5,914,273
OUNCES
Commodity—5.61%
21,237	Gold bullion (a)	13,867,680	19,715,390
	Total Commodity	13,867,680	19,715,390
PRINCIPAL AMOUNT
International Bonds—3.87%
International Corporate Bonds—2.47%
Canada 0.56%
3,263,000 USD	Catalyst Paper Corporation Series, 'D' 8.625% due 6/15/2011 (b)	3,039,418	1,974,115
France 1.54%
136,000 USD	Lafarge SA 6.50% due 7/15/2016	95,030	125,220
4,735,000 EUR	Wendel 4.875% due 11/4/2014	4,052,494	5,280,032
		4,147,524	5,405,252
Ireland 0.00%
823,000 EUR	Waterford Wedgwood PLC 9.875% due 12/1/2010 (b)(c)(d)(e)	1,033,814	—

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Schedule of Investments | Six-Month Period Ended June 30, 2009 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds—2.47%—(continued)
Netherlands 0.37%
600,000 EUR	UPC Holding BV 7.75% due 1/15/2014 (f)	$699,669	$757,431
400,000 EUR	UPC Holding BV 8.625% due 1/15/2014 (f)	470,617	516,176
		1,170,286	1,273,607
	Total International Corporate Bonds	9,391,042	8,652,974
International Government Bonds—1.40%
France 0.47%
1,094,397 EUR	France Government Bond OAT 3.00% due 7/25/2012 (g)	1,378,235	1,649,798
Malaysia 0.17%
2,109,000 MYR	Malaysia Government Bond 3.756% due 4/28/2011	564,712	614,244
Singapore 0.36%
1,815,000 SGD	Singapore Government Bond 2.375% due 10/1/2009	1,114,114	1,260,186
Taiwan 0.40%
19,800,000 TWD	Taiwan Government Bond 2.00% due 7/20/2012	602,970	628,836
24,000,000 TWD	Taiwan Government Bond 2.375% due 1/16/2013	776,830	773,282
		1,379,800	1,402,118
	Total International Government Bonds	4,436,861	4,926,346
	Total International Bonds	13,827,903	13,579,320
Commercial Paper—21.00%
International Commercial Paper—4.17%
Germany 1.32%
2,687,000 USD	BMW 1.20% due 7/15/2009	2,685,746	2,685,746
1,973,000 USD	Henkel Corporation 0.20% due 7/8/2009	1,972,923	1,972,923

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Overseas Variable Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper—4.17%—(continued)
France 1.94%
3,300,000 USD	Électricité de France 0.20% due 7/15/2009	$3,299,743	$3,299,743
3,500,000 USD	Électricité de France 0.20% due 7/29/2009	3,499,456	3,499,456
Switzerland 0.91%
3,206,000 USD	Nestlé Capital Corporation 0.18% due 8/4/2009	3,205,455	3,205,455
	Total International Commercial Paper	14,663,323	14,663,323
U.S. Commercial Paper—16.83%
$3,851,000	Bemis Company, Inc. 0.30% due 7/9/2009	3,850,743	3,850,743
2,627,000	Bemis Company, Inc. 0.30% due 7/21/2009	2,626,562	2,626,562
3,400,000	The Clorox Company 0.50% due 7/6/2009	3,399,764	3,399,764
6,000,000	ConocoPhillips 0.06% due 7/1/2009	6,000,000	6,000,000
2,600,000	Devon Energy Corporation 0.37% due 7/15/2009	2,599,626	2,599,626
3,251,000	H.J. Heinz Company Limited 0.40% due 8/18/2009	3,249,266	3,249,266
3,200,000	H.J. Heinz Company Limited 0.50% due 7/23/2009	3,199,022	3,199,022
3,000,000	Johnson & Johnson 0.15% due 7/6/2009	2,999,938	2,999,938
3,294,000	Kraft Foods, Inc. 0.35% due 7/22/2009	3,293,327	3,293,327
3,049,000	Moody's Corporation 0.50% due 7/14/2009	3,048,449	3,048,449
3,300,000	NetJets, Inc. 0.18% due 7/15/2009	3,299,769	3,299,769
3,500,000	The Procter & Gamble Company 0.16% due 8/5/2009	3,499,456	3,499,456
3,200,000	The Procter & Gamble Company 0.17% due 7/8/2009	3,199,894	3,199,894
6,000,000	United Parcel Service, Inc. 0.01% due 7/1/2009	6,000,000	6,000,000
6,000,000	Vulcan Materials Company 0.45% due 7/1/2009	6,000,000	6,000,000

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Schedule of Investments | Six-Month Period Ended June 30, 2009 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper—16.83%—(continued)
$2,847,000	Wisconsin Electronic Power	$2,846,919	$2,846,919
	0.17% due 7/7/2009
	Total U.S. Commercial Paper	59,112,735	59,112,735
	Total Commercial Paper	73,776,058	73,776,058
	Total Investments—100.64%	$360,858,238	353,465,045
	Liabilities in Excess of Other Assets—(0.64)%		(2,231,444)
	Net Assets—100.00%		$351,233,601

(a)  Non-income producing security/commodity.

(b)  Security is deemed illiquid. At June 30, 2009, the value of these securities amounted to $4,217,165 or 1.20% of net assets.

(c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(d)  Defaulted security.

(e)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $0 or 0.00% of net assets.

(f)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(g)  Inflation protected security.

At June 30, 2009, cost is substantially identical for both book and federal income tax purposes; and net unrealized depreciation consisted of;

Gross unrealized appreciation	$30,673,934
Gross unrealized depreciation	(38,067,127)
Net unrealized depreciation	$(7,393,193)

ADR  —  American Depository Receipt

CPO  —  Ordinary Participation Certificate

NVDR  —  Non-Voting Depository Receipt

PCL  —  Public Company Limited

PLC  —  Public Limited Company

RSP  —  Represents Non-Voting Shares

Currencies

CHF  —  Swiss Franc

EUR  —  Euro

JPY  —  Japanese Yen

MYR  —  Malaysian Ringgit

SGD  —  Singapore Dollar

TWD  —  Taiwan Dollar

USD  —  United States Dollar

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Overseas Variable Fund

Foreign Currency Exchange Contracts — Purchases

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT JUNE 30, 2009	UNREALIZED APPRECIATION AT JUNE 30, 2009	UNREALIZED DEPRECIATION AT JUNE 30, 2009
7/15/09	6,027,000	EUR	$8,606,261	$8,457,358	$—	$(148,903)
7/15/09	5,958,000	EUR	8,350,137	8,360,534	10,397	—
7/15/09	648,000	GBP	923,834	1,066,270	142,436	—
7/15/09	598,000	GBP	880,495	983,996	103,501	—
			$18,760,727	$18,868,158	$256,334	$(148,903)

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT JUNE 30, 2009	UNREALIZED APPRECIATION AT JUNE 30, 2009	UNREALIZED DEPRECIATION AT JUNE 30, 2009
7/15/09	1,426,000	CHF	$1,278,005	$1,312,860	$—	$(34,855)
7/15/09	1,187,000	GBP	1,756,048	1,953,184	—	(197,136)
7/15/09	59,000	GBP	86,349	97,083	—	(10,734)
9/16/09	5,958,000	EUR	8,512,195	8,358,985	153,210	—
10/14/09	1,455,194,000	JPY	14,776,204	15,098,004	—	(321,800)
10/14/09	36,391,000	EUR	48,940,887	51,062,839	—	(2,121,952)
11/18/09	1,025,929,000	JPY	10,457,314	10,647,689	—	(190,375)
			$85,807,002	$88,530,644	$153,210	$(2,876,852)

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Industry Diversification for Portfolio Holdings

PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	9.30%
Consumer Staples	6.71
Energy	2.46
Financials	7.57
Health Care	6.48
Industrials	20.27
Information Technology	6.27
Materials	9.41
Total International Common Stocks	68.47
International Preferred Stocks
Consumer Discretionary	0.43
Information Technology	1.26
Total International Preferred Stocks	1.69
Commodity
Gold Bullion	5.61
Total Commodity	5.61
International Bonds
Financials	1.51
Government Issues	1.40
Information Technology	0.36
Materials	0.60
Total International Corporate Bonds	3.87
Commercial Paper
International Commercial Paper	4.17
U.S. Commercial Paper	16.83
Total Commercial Paper	21.00
Total Investments	100.64%

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Statement of Assets and Liabilities

First Eagle Overseas Variable Fund
Assets
Investments, at cost (Note 1)
Investments	$346,990,558
Gold bullion	13,867,680
Foreign currency	2,503
360,860,741
Investments, at value (Note 1)
Investments	333,749,655
Gold bullion	19,715,390
Foreign currency	2,597
353,467,642
Cash	25,768
Receivable for investment securities sold	2,902
Receivable for Fund shares sold	962,438
Receivable for forward currency exchange contracts held, at value (Note 1)	409,544
Accrued interest and dividends receivable	1,097,826
Other assets	6,609
Total Assets	355,972,729
Liabilities
Payable for forward currency exchange contracts held, at value (Note 1)	3,025,755
Payable for investment securities purchased	870,415
Investment advisory fees payable (Note 2)	209,410
Distribution fees payable (Note 3)	192,673
Payable for Fund shares redeemed	68,988
Administrative costs payable (Note 2)	17,165
Trustee fees payable	355
Accrued expenses and other liabilities	354,367
Total Liabilities	4,739,128
Net Assets	$351,233,601

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

  June 30, 2009 (unaudited)

First Eagle Overseas Variable Fund
Net assets consist of:
Capital stock (par value, $0.001 per share)	$15,935
Capital surplus	355,407,434
Net unrealized depreciation on:
Investments	(7,419,083)
Foreign currency related translation	(2,601,302)
Undistributed net realized gains on investments	6,180,543
Undistributed net investment loss	(349,926)
Net Assets (Note 1)	$351,233,601
Shares outstanding (1,000,000,000 shares authorized) (Note 6)	15,935,434
Net asset value per share and redemption proceeds per share	$22.04

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Statement of Operations  June 30, 2009 (unaudited)

First Eagle Overseas Variable Fund
Investment Income
Dividends (net of $589,396 foreign taxes withheld)	$3,850,928
Interest	665,480
Total Income	4,516,408
Expenses
Investment advisory fees (Note 2)	1,064,976
Distribution fees (Note 3)	354,992
Shareholder servicing agent fees	220,684
Custodian and accounting fees	109,886
Professional fees	43,891
Administrative costs (Note 2)	40,442
Shareholder reporting fees	33,608
Trustees' fees	5,506
Registration and filing fees	3,551
Other expenses	5,462
Total Expenses	1,882,998
Net investment income (Note 1)	2,633,410
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Investment transactions	(2,392,578)
Foreign currency related transactions	9,952,844
7,560,266
Changes in unrealized appreciation (depreciation) of:
Investment transactions	16,937,515
Foreign currency related translation	(8,636,188)
8,301,327
Net realized and unrealized gains on investments and foreign currency related transactions	15,861,593
Net Increase in Net Assets Resulting from Operations	$18,495,003

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

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Statement of Changes in Net Assets

First Eagle Overseas Variable Fund
	SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)	YEAR ENDED DECEMBER 31, 2008
Operations
Net investment income	$2,633,410	$4,910,082
Net realized gain (loss) from investments and foreign currency related transactions	7,560,266	(1,175,383)
Change in unrealized appreciation (depreciation) of investments and foreign currency translation	8,301,327	(71,166,641)
Net increase (decrease) in net assets resulting from operations	18,495,003	(67,431,942)
Distribution to Shareholders
Dividends paid from net investment income	—	(4,087,117)
Distributions paid from net realized gains from investment transactions	—	(33,071,685)
Decrease in net assets resulting from distributions	—	(37,158,802)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	82,321,679	128,497,386
Net asset value of shares issued for reinvested dividends and distributions	—	37,146,646
Cost of shares redeemed	(29,254,487)	(96,031,972)
Increase in net assets from Fund share transactions	53,067,192	69,612,060
Net increase (decrease) in net assets	71,562,195	(34,978,684)
Net Assets (Note 1)
Beginning of period	279,671,406	314,650,090
End of period	$351,233,601	$279,671,406
Undistributed net investment loss	$(349,926)	$(2,983,336)

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

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Financial Highlights

	SIX MONTHS
	ENDED JUNE 30,		YEAR ENDED DECEMBER 31,
	2009 (UNAUDITED)		2008	2007	2006	2005	2004
Selected per share data*
Net asset value, beginning of period	$20.80		$29.56	$27.42	$30.47	$27.48	$22.58
Income from investment operations
Net investment income	0.19		0.43	0.38	0.39	0.27	0.23
Net realized and unrealized gains (losses) on investments	1.05		-6.02	1.76	7.21	5.58	5.92
Total income (loss) from investment operations	1.24		-5.59	2.14	7.60	5.85	6.15
Less distributions
Dividends from net investment income	—		-0.35	—	-2.42	-0.69	-0.61
Distributions from capital gains	—		-2.82	—	-8.23	-2.17	-0.64
Total distributions	—		-3.17	—	-10.65	-2.86	-1.25
Net asset value, end of period	$22.04		$20.80	$29.56	$27.42	$30.47	$27.48
Total Return	5.96	%(a)	-18.82%	7.80%	25.08%	21.46%	27.50%
Ratios to average net assets
Ratio of operating expenses including earnings credits	1.32	%(b)	1.32%	1.23%	1.24%	1.25%	1.31%
Ratio of operating expenses excluding earnings credits	1.32	(b)	1.32	1.23	1.24	1.25	1.31
Ratio of net investment income including earnings credits	1.85	(b)	1.60	1.28	1.13	0.90	0.95
Ratio of net investment income excluding earnings credits	1.85	(b)	1.60	1.28	1.13	0.90	0.95
Supplemental data
Net assets, end of period (millions)	$351,234		$279,671	$314,650	$249,054	$209,581	$179,253
Portfolio turnover rate	6.42	%(a)	9.09%	53.65%	28.30%	32.76%	32.43%

*Per share amounts have been calculated using the average shares method.

(a) Not Annualized (b) Annualized

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

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Notes to Financial Statements (unaudited)

Note 1—Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("Investment Company Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. (First Eagle SoGen Variable Funds, Inc. prior to December 31, 2002). The First Eagle Overseas Variable Fund seeks long-term growth of capital.

The following is a summary of significant accounting policies adhered to by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation—The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price ('NOCP')).

Commodities (such as physical metals) are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

(continued)

Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2:00 pm E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by Arnhold and S. Bleichroeder Advisers, LLC (the "Adviser") to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Notes to Financial Statements (unaudited)

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded on that foreign market. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund.

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157 – Fair Value Measurements that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The Statement applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements. The Statement applies broadly to securities and other types of assets and liabilities. FASB 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Statement also establishes a fair value hierarchy which prioritizes inputs or assumptions to valuation techniques. These inputs are summarized in the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Other significant unobservable inputs (including the fund's own assumption in determining the fair value of investments).

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

(continued)

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
International Common Stocks	$238,236,954	$2,243,050	—	$240,480,004
International Preferred Stocks	5,914,273	—	—	5,914,273
Commodity*	19,715,390	—	—	19,715,390
International Corporate Bonds	—	8,652,974	—	8,652,974
International Government Bonds	—	4,926,346	—	4,926,346
International Commercial Paper	—	14,663,323	—	14,663,323
U.S. Commercial Paper	—	59,112,735	—	59,112,735
Foreign Currency Exchange Contracts**	409,544	—	—	409,544
Total	$264,276,161	$89,598,428	—	$353,874,589
Liabilities
Foreign Forward Currency Contracts**	$(3,025,755)	—	—	$(3,025,755)
Total	$(3,025,755)	—	—	$(3,025,755)

  *  Gold bullion.

  **  Foreign currency exchange contracts are valued at net unrealized appreciation (depreciation) on the instrument.

b)  Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Discounts are accreted and premiums amortized as adjustments to interest income and identified cost of investments.

c)  Expenses—Certain expenses are shared with the First Eagle Funds ("FEF"), an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Notes to Financial Statements (unaudited)

assets of the FEF. Earnings credits reduce custody fees, shareholder servicing agent fees and accounting fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation—The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. The Fund's currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract (or other cash management position) with respect to specific payables or receivables of the Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

(continued)

At June 30, 2009, the Fund had the following derivatives (not designated as hedging instruments under Statement of Financial Accounting Standards No. 133), grouped into appropriate risk categories that illustrate how and why the Fund uses derivative instruments:

Asset Derivatives[1]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Foreign Currency Exchange Contracts	$—	$409,544	$—	$—	$—	$—	$409,544
Liability Derivatives[2]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Foreign Currency Exchange Contracts	$—	$3,025,755	$—	$—	$—	$—	$3,025,755

1Statements of Assets and Liabilities location: Receivable for foreign currency exchange contracts held, at value.

2Statements of Assets and Liabilities location: Payable for foreign currency exchange contracts held, at value.

Transactions in derivative instruments during the six months ended June 30, 2009, were as follows:

Realized Gain (Loss)[1]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Foreign Currency Exchange Contracts	$—	$9,952,844	$—	$—	$—	$—	$9,952,844

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Notes to Financial Statements (unaudited)

Change in Appreciation (Depreciation)[2]
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	COMMODITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Foreign Currency Exchange Contracts	$—	$(8,636,188)	$—	$—	$—	$—	$(8,636,188)

1Statement of Operations location: Net realized gains (losses) from: foreign currency related transactions.

2Statement of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency related translation.

f)  Treasury Inflation-Protected Securities—The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation, as measured by the U.S. Consumer Price Index ("CPI"). The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

g)  Structured notes—The Fund may invest in structured notes, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. In order to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") , the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). Income from structured notes is not considered Qualifying Income. If the Fund fails to qualify as a RIC, the Fund will be subject to federal, state and local income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. The Fund did not hold structured notes as of June 30, 2009.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

(continued)

h)  Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

i)  Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

  The Fund can purchase put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. The Fund may also use options for speculative purposes. The Fund will segregate assets to cover its obligations under option contracts.

  Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. When a written option expires, the Fund will realize a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

  The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may also write

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Notes to Financial Statements (unaudited)

over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty. The Fund did not hold options as of June 30, 2009.

j)  United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. Such income dividends and capital gains distributions are declared and paid by the Fund on an annual basis.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48—Accounting for Uncertainty in Income Taxes that require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. In accordance with FASB Interpretation No. 48, management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

k)  Use of estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

l)  Recently issued accounting pronouncements—In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events", adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund's financial statements through August 14, 2009. Management has determined that there are no material events that would require disclosure in the Fund's financial statement through this date.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

(continued)

Note 2—Investment Advisory and Custody Agreements and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC (the "Adviser"), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the six-month period ended June 30, 2009, the Fund reimbursed the Adviser $37,107.

First Eagle Funds Distributors (the "Distributor"), a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, serves as the Fund's principal underwriter.

Included in the accrued expense, on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the Trustees in the amount of $355. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various FEF until distribution in accordance with the Trustee Deferred Compensation Plan.

The Fund has entered into a Custody Agreement with State Street Bank and Trust Co. ("SSB"). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Fund's portfolio securities and other assets. SSB has directly entered into a sub-custodial agreement to maintain the custody of gold bullion. Under the terms of the Custody Agreement between the Fund and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Notes to Financial Statements (unaudited)

The Fund has also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain tax-related and other administrative services. SSB as the Fund's Sub-Administrator receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Note 3—Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with the Distributor, pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay quarterly, a distribution related fee at an annual rate of up 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the six months ended June 30, 2009, the distribution fees incurred by the Fund were $354,992.

Note 4—Purchases and Sales of Securities

During the six-month period ended June 30, 2009, the aggregate cost of purchases of investments and proceeds from sales of investment, excluding U.S. Government and short-term securities, totaled $37,575,413 and $15,444,104, respectively.

There were no purchases or sales of U.S. Government securities during the six-month period ended June 30, 2009.

Note 5—Line of Credit

As of September 10, 2008, the Board of Trustees approved a $200 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Fund and FEF, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on Federal Funds rate plus 0.50% per annum. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee of 0.125% on the unused balance allocated pro rata, based on the relative asset size of the Fund. Commitment fees

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

(continued)

related to the line of credit are paid by the Fund and are included in miscellaneous expenses in the Statement of Operations. During the six-month period ended June 30, 2009, there were no borrowings from the credit facility.

Note 6—Capital Stock

Transactions in shares of capital stock were as follows:

	SIX-MONTH PERIOD ENDED JUNE 30, 2009	YEAR ENDED DECEMBER 31, 2008
Shares sold	3,999,556	4,780,553
Shares issued for reinvested dividends and distributions	—	1,798,869
Shares redeemed	(1,507,068)	(3,781,238)
Net increase	2,492,488	2,798,184

Note 7—Indemnification and Foreign Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2009 and held for the six months ended June 30, 2009.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return1

	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Overseas Variable Fund	5.96%	$1,000.00	$1,059.60	$6.74

1For the six months ended June 30, 2009.

2Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

3Expenses are equal to the annualized expense ratio of 1.32% for the Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

  (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on January 1, 2009 and held for the six months ended June 30, 2009.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,018.25	$6.61

1For the six months ended June 30, 2009.

2Expenses are equal to the annualized expense ratio of 1.32% for the Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Overseas Variable Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Form N-Q from the Fund directly by calling 1-800-334-2143.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted on any proxy relating to portfolio securities during the most recent 12-month period ended May 31 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-334-2143 or on the EDGAR Database on the SEC's Web site (www.sec.gov).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)(2)

Lisa Anderson | Trustee | December 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Funds (5 portfolios)

Candace K. Beinecke(3) | Trustee (Chair) | December 1999 to present

One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes
Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, The Wallace Foundation; Director, Vice Chair and Member of the Executive Committee, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Funds (Chair) (5 portfolios)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

(3)Ms. Beinecke also served as a trustee of a predecessor fund to First Eagle Fund of America since 1996.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Additional Information (unaudited)

Independent Trustees(1)(2)

Jean D. Hamilton | Trustee | March 2003 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd; Director, Four Nations; Trustee, First Eagle Funds (5 portfolios)

James E. Jordan | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant; prior to July 2005, Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, Leucadia National Corporation; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Dean's Advisory Council, Columbia University School of International and Public Affairs; Chairman's Council, Conservation International; Trustee, First Eagle Funds (5 portfolios)

William M. Kelly(4) | Trustee | December 1999 to present

500 Fifth Avenue, 50th Floor | New York, New York | 10110
(born February 1944)

Principal Occupation(s) During Past 5 Years: President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Trustee, First Eagle Funds (5 portfolios)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

(4)Mr. Kelly also served as a trustee of a predecessor fund to First Eagle Fund of America since 1998.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

(continued)

Independent Trustees(1)(2)

Paul J. Lawler | Trustee | March 2002 to present

One Michigan Avenue | East Battle Creek, Michigan | 49017
(born May 1948)

Principal Occupation(s) During Past 5 Years: Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Funds (5 portfolios)

Interested Trustees(5)

John P. Arnhold(6) | President and Trustee | December 1999 to present

1345 Avenue of the Americas New York, New York 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder UK

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; Managing Member, New Eagle Management Company, LLC; President and Trustee, First Eagle Funds (5 portfolios)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

(5)The term of office of each Interested Trustee is indefinite.

(6)Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Additional Information (unaudited)

Interested Trustees(5)

Jean-Marie Eveillard(6) | Trustee | June 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Advisor to Arnhold and S. Bleichroeder Advisers, LLC since March 2009; Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC since January 2000; Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds March 2007 through March 2009 and prior to December 2004 (portfolio management responsibilities commenced 1979)

Number of Portfolios in the Fund Complex Overseen by Trustee: 6

Other Directorships/Trusteeships Held by Trustee: Director, SocGen International SICAV (Luxembourg); Trustee, The Frick Collection; Trustee, First Eagle Funds (5 portfolios)

Officers(7)

John P. Arnhold | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See preceding page related to Interested Trustees

Robert Bruno | Chief Operations Officer | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; President, ASB Securities LLC; Chief Operations Officer, First Eagle Funds

(5)The term of office of each Interested Trustee is indefinite.

(6)Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

(7)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

(continued)

Officers(7)

Joseph T. Malone | Chief Financial Officer | September 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Chief Financial Officer, First Eagle Funds; from September 2008; Chief Financial Officer and Treasurer, Aberdeen Funds from November 2007; Director, UBS Global Asset Management from October 2001; Global Fund Treasurer, UBS Global Asset Management from September 2006; Treasurer and Co-Head Mutual Fund Administration Group, UBS Global Asset Management from July 2005

Mark D. Goldstein | Chief Compliance Officer | February 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1964)

Principal Occupation(s) During Past Five (5) Years: General Counsel, Chief Compliance Officer and Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006

Suzan J. Afifi | Secretary and Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Secretary and Vice President, First Eagle Funds

Philip Santopadre | Treasurer | September 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

Principal Occupation(s) During Past Five (5) Years: Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Treasurer, First Eagle Funds

(7)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

Additional Information (unaudited)

Officers(7)

Michael Luzzatto | Vice President | December 2004 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President, First Eagle Funds

Winnie Chin | Assistant Treasurer | March 2001 to present

1345 Avenue of the Americas | New York, New York | 10105
(born July 1974)

Principal Occupation(s) During Past Five (5) Years: Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Funds

(7)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2009

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Chief Operations Officer

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Winnie Chin

Assistant Treasurer

Investment Adviser

Arnhold and S. Bleichroeder

Advisers, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
(800) 334-2143

Underwriter

First Eagle Funds Distributors, a division of
ASB Securities LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

The financial information included herein is taken from records of the Fund without examination by the Fund's independent auditors, who do not express an opinion thereon.

1345 Avenue of the Americas | New York, NY | 10105-4300 | 800.334.2143

Item 2.                                   Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                   Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.                                   Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.                                   Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                   Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                   Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.                                   Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10.                            Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.                            Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: August 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date: August 17, 2009

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date:  August 17, 2009

*      Print the name and title of each signing officer under his or her signature.